UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2019

WESTERN ASSET

SMASh SERIES EC FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series EC Fund for the twelve-month reporting period ended February 28, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2019

II	Western Asset SMASh Series EC Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) securities and below investment grade securities rated in the C category or above or unrated securities that we determined to be of comparable quality. Below investment grade debt obligations are sometimes referred to as “junk bonds” or “high yield securities”. The Fund may invest without limit in loans, loan participations and fixed-income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Interbank Offered Rateii or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (formerly knows as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will

Western Asset SMASh Series EC Fund 2019 Annual Report	1

Fund overview (cont’d)

reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve months ended February 28, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iii, concerns over a global trade war, geopolitical issues and a partial shutdown of the U.S. government.

Short-term U.S. Treasury yields moved higher, whereas long-term U.S. Treasury yields declined and the yield curveiv flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.25% and ended the period at 2.52%. The low for the period was 2.22% on March 1, 2018 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.87% and ended the period at 2.73%. The low for the period of 2.56% occurred on January 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv, returned 3.17% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi gained 4.31%. U.S. dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii, gained 2.43% over the same period. Finally, emerging market local currency debt, as measured by the JPMorgan GBI-EM Global Diversified Index,viii returned -5.38%.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to high-yield and investment-grade corporate bonds, as well as added to its positons in emerging market sovereigns and corporates. In contrast, we reduced the Fund’s allocations to bank loans and commercial mortgage-backed securities (“CMBS”).

We employed U.S. Treasury futures and options to manage the Fund’s duration, as well as to hedge its credit exposure. The use of these instruments detracted from results over the reporting period. Japanese government bond futures, Eurodollar, Italian Treasury bond, BOBL, U.K. Long Gilt, and Buxl futures and Euro-Bund futures and options were used to manage the Fund’s duration, as well to express views on spreads between different countries. Overall, they were negative for performance. Interest rate swaps were used to manage duration and yield curve exposure. These instruments detracted from performance during the reporting period. Credit default swaps and credit default index swaps (CDX), which were used to manage the Fund’s investment-grade and high-yield bond exposure, were a modest contributor to results. Currency forwards and currency futures and options, which were used to manage the Fund’s local currency exposures,

2	Western Asset SMASh Series EC Fund 2019 Annual Report

detracted from performance. The overall impact of derivative positioning was negative for returns during the reporting period.

Performance review

For the twelve months ended February 28, 2019, Western Asset SMASh Series EC Fund returned 1.44%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 3.17% for the same period.

Performance Snapshot as of February 28, 2019 (unaudited)
	6 months	12 months
Western Asset SMASh Series EC Fund	5.70%	1.44%
Bloomberg Barclays U.S. Aggregate Index	1.99%	3.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 29, 2018, the gross total annual fund operating expense ratio was 0.04%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Western Asset SMASh Series EC Fund 2019 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its developed non-U.S. dollar positioning. The Fund’s duration positioning was also rewarded.

The Fund’s out-of-benchmark (securities held by the Fund but not included in the benchmark) exposures were additive for returns during the reporting period. The Fund’s allocation to non-agency residential mortgage-backed securities contributed to returns, as the sector was supported by generally positive housing fundamentals, solid demand and a lack of new supply. An allocation to high-yield corporate bonds was rewarded as they outperformed the benchmark.

The Fund’s investment-grade corporate bond exposure was positive for performance during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its emerging market exposure. During the reporting period, emerging market local currency bonds, as well as emerging market currencies, performed poorly given the overall strength of the U.S. dollar. Yield curve positioning was also negative for performance.

Thank you for your investment in Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 20, 2019

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of

4	Western Asset SMASh Series EC Fund 2019 Annual Report

February 28, 2019 were: Sovereign Bonds (22.1%), Collateralized Mortgage Obligations (17.0%), U.S. Government & Agency Obligations (8.3%), Energy (5.5%) and Asset-Backed Securities (5.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The JPMorgan GBI-EM Global Diversified index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

Western Asset SMASh Series EC Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2019 and February 28, 2018 and does not include derivatives, such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

6	Western Asset SMASh Series EC Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2018 and held for the six months ended February 28, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
5.70%	$1,000.00	$1,057.00	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

Western Asset SMASh Series EC Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2019.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset SMASh Series EC Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/19	1.44%
Five Years Ended 2/28/19	5.54
Ten Years Ended 2/28/19	12.26

Cumulative total returns[1]
2/28/09 through 2/28/19	217.74%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset SMASh Series EC Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Western Asset SMASh Series EC Fund vs. Bloomberg Barclays U.S. Aggregate Index† — February 2009 - February 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series EC Fund on February 28, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

10	Western Asset SMASh Series EC Fund 2019 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA SMASh EC	— Western Asset SMASh Series EC Fund

Western Asset SMASh Series EC Fund 2019 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA SMASh EC	— Western Asset SMASh Series EC Fund

12	Western Asset SMASh Series EC Fund 2019 Annual Report

Schedule of investments

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 22.1%
Argentina — 1.5%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	53.666%	6/21/20	19,550,000	ARS	$543,722	(a)
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	183,730,000	ARS	3,792,219
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	1,190,000		1,133,189
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	14,490,000		13,051,868
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	2,210,000		1,930,733
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	790,000		619,163
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	1,130,000		908,944
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	2,650,000		2,272,375	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,850,000		1,674,250	(b)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,280,000		1,835,400	(b)
Total Argentina					27,761,863
Brazil — 5.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	67,555,000	BRL	18,821,947
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	209,178,000	BRL	58,916,322
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	12,258,000	BRL	3,463,825
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	7,060,000		7,026,536
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	3,180,000		3,196,727
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	9,080,000		8,291,175
Total Brazil					99,716,532
China — 1.1%
China Government Bond, Senior Notes	3.390%	5/21/25	140,000,000	CNY	21,026,377	(c)
Colombia — 0.0%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	500,000		538,750
Ecuador — 0.2%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	4,670,000		4,447,942	(b)
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	1,190,000		1,187,168	(b)
Indonesia — 0.1%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	1,000,000		1,005,778	(c)
Kenya — 0.4%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	4,260,000		4,385,244	(c)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	2,910,000		2,950,784	(b)
Total Kenya					7,336,028

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	13

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 9.4%
Mexican Bonos, Bonds	8.000%	6/11/20	10,431,100	MXN	$540,944
Mexican Bonos, Bonds	6.500%	6/9/22	203,825,000	MXN	10,119,049
Mexican Bonos, Bonds	10.000%	12/5/24	352,420,000	MXN	19,943,550
Mexican Bonos, Bonds	8.000%	11/7/47	2,513,680,000	MXN	120,609,421
Mexican Bonos, Senior Notes	7.750%	11/13/42	327,861,500	MXN	15,390,857
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	3,310,000		3,238,835
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	3,380,000		3,212,724
Total Mexico					173,055,380
Nigeria — 0.3%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	4,970,000		4,967,987	(b)
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	510,000		666,060
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	2,520,000		3,093,300
Total Peru					3,759,360
Russia — 3.4%
Russian Federal Bond — OFZ	7.000%	1/25/23	746,890,000	RUB	10,985,276
Russian Federal Bond — OFZ	7.000%	8/16/23	992,840,000	RUB	14,517,179
Russian Federal Bond — OFZ	7.750%	9/16/26	659,350,000	RUB	9,845,847
Russian Federal Bond — OFZ	8.150%	2/3/27	613,510,000	RUB	9,342,976
Russian Federal Bond — OFZ	7.050%	1/19/28	1,249,561,000	RUB	17,692,669
Total Russia					62,383,947
Total Sovereign Bonds (Cost — $461,623,392)					407,187,112
Corporate Bonds & Notes — 17.1%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.2%
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,040,000		2,983,000	(b)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	400,000		410,000	(b)
Total Diversified Telecommunication Services					3,393,000
Entertainment — 0.2%
Netflix Inc., Senior Notes	5.375%	2/1/21	690,000		715,013
Netflix Inc., Senior Notes	5.875%	2/15/25	2,845,000		3,022,812
Total Entertainment					3,737,825
Media — 1.3%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	7,260,000		7,142,025	(b)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	2,310,000		2,327,325	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	385,000		393,181
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	3,650,000		3,601,346	(b)

See Notes to Financial Statements.

14	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	3,100,000	$2,989,563	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	640,000	656,910
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	100,000	103,749
DISH DBS Corp., Senior Notes	6.750%	6/1/21	320,000	328,000
DISH DBS Corp., Senior Notes	5.875%	11/15/24	4,660,000	3,942,127
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,110,000	962,925
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	880,000	877,800	(b)
Total Media				23,324,951
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,500,000	1,820,906
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	200,000	211,500	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	290,000	315,194
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	1,500,000	1,552,500	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	5,377,000	5,692,899
Sprint Corp., Senior Notes	7.875%	9/15/23	560,000	600,745
Sprint Corp., Senior Notes	7.625%	2/15/25	3,363,000	3,531,150
Total Wireless Telecommunication Services				13,724,894
Total Communication Services				44,180,670
Consumer Discretionary — 1.6%
Auto Components — 0.3%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	5,558,000	5,427,079	(b)
Automobiles — 0.2%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	2,800,000	2,828,000
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,370,000	1,520,700
Hotels, Restaurants & Leisure — 0.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	310,000	300,894	(b)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	600,000	619,716
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	1,100,000	1,108,250	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	230,000	229,425
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	2,630,000	2,626,712
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,469,000	1,497,895	(b)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	3,540,000	3,460,350	(b)
Total Hotels, Restaurants & Leisure				9,843,242

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	15

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 0.4%
Lennar Corp., Senior Notes	4.500%	4/30/24	1,510,000	$1,502,450
Lennar Corp., Senior Notes	4.750%	5/30/25	160,000	161,250
Lennar Corp., Senior Notes	5.250%	6/1/26	606,000	610,545
Lennar Corp., Senior Notes	5.000%	6/15/27	500,000	491,875
Lennar Corp., Senior Notes	4.750%	11/29/27	3,000,000	2,925,000
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,850,000	1,858,325
Total Household Durables				7,549,445
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	450,000	451,755	(b)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,840,000	1,821,600	(b)
Total Textiles, Apparel & Luxury Goods				2,273,355
Total Consumer Discretionary				29,441,821
Consumer Staples — 0.8%
Beverages — 0.4%
Constellation Brands Inc., Senior Notes	3.750%	5/1/21	4,160,000	4,189,203
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	300,000	309,348
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,560,000	1,640,083
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,980,000	1,962,675	(b)
Total Beverages				8,101,309
Food Products — 0.4%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	4,649,000	4,728,116	(b)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,800,000	1,813,500	(b)
Total Food Products				6,541,616
Total Consumer Staples				14,642,925
Energy — 5.5%
Oil, Gas & Consumable Fuels — 5.5%
Antero Resources Corp., Senior Notes	5.375%	11/1/21	920,000	926,900
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,070,000	2,108,813	(b)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	1,790,000	1,830,275
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,330,000	1,366,575
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	300,000	298,500
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,650,000	1,646,273
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,700,000	1,763,750
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	30,000	31,798
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	500,000	519,175	(b)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	2,850,000	3,080,257	(b)

See Notes to Financial Statements.

16	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	5.000%	2/15/21	10,000	$10,310	(b)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	300,000	376,981
MPLX LP, Senior Notes	4.875%	12/1/24	1,780,000	1,859,361
MPLX LP, Senior Notes	4.875%	6/1/25	1,710,000	1,780,225
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	984,000	980,310
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	57,230,000	57,192,801
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,650,000	1,652,063
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,000,000	910,000
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	330,000	261,294
QEP Resources Inc., Senior Notes	6.875%	3/1/21	360,000	373,950
Range Resources Corp., Senior Notes	5.875%	7/1/22	560,000	568,400
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,220,000	2,153,400
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,310,000	1,206,428
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,300,000	1,407,968
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	1,320,000	1,306,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	1,200,000	1,254,000	(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	340,000	343,403
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,630,000	1,727,800	(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	2,040,000	2,176,425	(b)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	1,770,000	1,800,975
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	750,000	757,500
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	1,750,000	1,723,750
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	230,000	238,147
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	152,000	183,426
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	5,800,000	6,130,180
WPX Energy Inc., Senior Notes	6.000%	1/15/22	60,000	62,250
WPX Energy Inc., Senior Notes	8.250%	8/1/23	320,000	360,400
Total Energy				102,370,863
Financials — 1.5%
Banks — 0.3%
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,651,000	2,743,785
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	738,684
CIT Group Inc., Senior Notes	4.750%	2/16/24	1,950,000	1,989,000
Total Banks				5,471,469

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	17

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 0.3%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,000,000	$3,720,000
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	177,961
Navient Corp., Senior Notes	4.875%	6/17/19	1,380,000	1,380,862
Total Consumer Finance				5,278,823
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	2,780,000	2,820,466
DAE Funding LLC, Senior Notes	4.500%	8/1/22	20,000	19,850	(b)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	2,090,000	2,134,413	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,850,000	1,861,679
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,970,000	3,047,844	(b)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,050,000	4,196,812	(b)
Total Diversified Financial Services				14,081,064
Thrifts & Mortgage Finance — 0.1%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,000,000	1,984,000	(b)
Total Financials				26,815,356
Health Care — 3.0%
Health Care Providers & Services — 1.5%
Centene Corp., Senior Notes	5.625%	2/15/21	1,280,000	1,299,200
Centene Corp., Senior Notes	4.750%	5/15/22	2,460,000	2,515,350
Centene Corp., Senior Notes	6.125%	2/15/24	2,630,000	2,756,569
Centene Corp., Senior Notes	4.750%	1/15/25	880,000	888,800
Centene Corp., Senior Notes	5.375%	6/1/26	1,540,000	1,601,600	(b)
DaVita Inc., Senior Notes	5.000%	5/1/25	200,000	193,750
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	1,280,000	1,288,652	(b)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	5,070,000	5,200,233	(b)
HCA Inc., Senior Notes	5.875%	5/1/23	330,000	349,800
HCA Inc., Senior Notes	5.875%	2/15/26	390,000	412,913
HCA Inc., Senior Notes	5.375%	9/1/26	1,640,000	1,685,100
HCA Inc., Senior Notes	5.625%	9/1/28	1,310,000	1,357,487
HCA Inc., Senior Notes	7.500%	11/15/95	10,000	10,100
HCA Inc., Senior Secured Notes	4.750%	5/1/23	1,750,000	1,815,402
HCA Inc., Senior Secured Notes	5.000%	3/15/24	890,000	930,794
HCA Inc., Senior Secured Notes	5.250%	4/15/25	670,000	710,093
HCA Inc., Senior Secured Notes	5.250%	6/15/26	90,000	95,056
HCA Inc., Senior Secured Notes	4.500%	2/15/27	90,000	90,922
HCA Inc., Senior Secured Notes	5.500%	6/15/47	2,740,000	2,850,639
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	760,000	781,850
Total Health Care Providers & Services				26,834,310

See Notes to Financial Statements.

18	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.5%
Bausch Health Cos. Inc., Senior Notes	5.625%	12/1/21	560,000	$561,190	(b)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	2,070,000	1,997,550	(b)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	1,590,000	1,709,250	(b)
Bausch Health Cos. Inc., Senior Notes	8.500%	1/31/27	430,000	447,737	(b)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	1,820,000	1,922,375	(b)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	17,337,000	16,915,728
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	220,000	214,654
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	4,470,000	4,250,056
Total Pharmaceuticals				28,018,540
Total Health Care				54,852,850
Industrials — 0.5%
Air Freight & Logistics — 0.0%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	470,000	479,988	(b)
Airlines — 0.0%
Delta Air Lines Pass Through Trust, 2007-1 B	8.021%	8/10/22	40,893	45,001
Commercial Services & Supplies — 0.3%
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	130,000	134,387
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	1,805,000	1,850,125
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	4,060,000	3,882,375
Total Commercial Services & Supplies				5,866,887
Construction Materials — 0.0%
Standard Industries Inc., Senior Notes	4.750%	1/15/28	150,000	140,625	(b)
Machinery — 0.1%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	650,000	656,500	(b)
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	1,280,000	1,196,400	(b)
Total Industrials				8,385,401
Information Technology — 0.4%
IT Services — 0.2%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	4,450,000	4,569,638	(b)
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	3,000,000	3,183,657	(b)
Total Information Technology				7,753,295
Materials — 1.3%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	1,180,000	1,173,348	(b)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	19

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	910,000	$900,900	(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	1,490,000	1,504,900	(b)
Ball Corp., Senior Notes	4.000%	11/15/23	310,000	311,550
Berry Global Inc., Secured Notes	4.500%	2/15/26	640,000	607,200	(b)
Graphic Packaging International LLC, Senior Notes	4.875%	11/15/22	960,000	979,200
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,000,000	997,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	1,290,000	1,291,613	(b)
Total Containers & Packaging				6,592,863
Metals & Mining — 0.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	3,075,000	3,263,344	(b)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,990,000	2,139,250	(b)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	350,000	359,187	(b)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	340,000	341,275
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	4,070,000	3,591,775
Southern Copper Corp., Senior Notes	5.250%	11/8/42	500,000	496,850
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	240,000	246,552
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,368,000	1,501,654
Total Metals & Mining				11,939,887
Paper & Forest Products — 0.3%
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	4,970,000	4,938,938
Total Materials				24,645,036
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	250,000	218,437
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	1,465,000	1,377,100
Total Real Estate				1,595,537
Total Corporate Bonds & Notes (Cost — $307,822,809)				314,683,754
Collateralized Mortgage Obligations (d) — 17.0%
Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.180%)	2.670%	6/25/47	5,942,132	5,046,647	(a)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.774%	8/10/45	20,505,513	12,797,060	(a)(b)
Banc of America Funding Corp., 2015-R3 1A2	3.006%	3/27/36	29,415,889	22,975,515	(a)(b)
Banc of America Funding Trust, 2014-R2 2A2 (1 mo. USD LIBOR + 0.210%)	2.694%	5/26/37	10,328,543	8,943,697	(a)(b)
Banc of America Funding Trust, 2015-R2 9A2	3.144%	3/27/36	17,309,607	14,761,198	(a)(b)

See Notes to Financial Statements.

20	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (d) — continued
BCAP LLC Trust, 2013-RR3 4A2 (1 mo. USD LIBOR + 0.160%)	2.670%	11/26/36	13,672,272	$13,366,597	(a)(b)
BCAP LLC Trust, 2014-RR5 1A2 (1 mo. USD LIBOR + 0.225%)	2.960%	1/26/36	26,650,000	23,815,549	(a)(b)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	59,650	37,813	(a)
Commercial Mortgage Pass-Through Trust, 2013-CR7 XA, IO	1.234%	3/10/46	10,302,641	392,995	(a)
Commercial Mortgage Pass-Through Trust, 2014-CR20, B	4.239%	11/10/47	720,000	736,237	(a)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.646%	6/15/38	27,949	15,879	(a)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,787,474	1,209,150
Credit Suisse Commercial Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,638,939	1,584,685	(a)
Credit Suisse Mortgage Trust, 2014-11R 15A2	4.236%	1/27/36	4,253,743	3,854,335	(a)(b)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	530,000	482,812	(b)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,100,000	947,653	(b)
Credit Suisse Mortgage Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	8.109%	7/15/32	16,100,000	15,842,142	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS2 IO	7.008%	4/15/36	4,186,118	1,053,748	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K712 X1, IO	1.329%	11/25/19	26,092,341	156,244	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K503 X1, IO	0.382%	8/25/19	25,459,845	14,736	(a)
Federal Home Loan Mortgage Corp. (FHLMC)-STACR, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	7.090%	12/25/42	2,610,000	2,793,091	(a)
Federal Home Loan Mortgage Corp. (FHLMC)-STACR, 2018-HRP1 B1 (1 mo. USD LIBOR + 3.750%)	6.240%	4/25/43	27,900,000	28,744,745	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC)-STACR, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	14.240%	4/25/43	17,989,426	20,991,706	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	7.490%	7/25/25	646,950	717,157	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.740%	1/25/29	14,280,000	15,925,960	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.340%	10/25/29	16,410,000	18,356,310	(a)(b)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,970,000	958,755	(a)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	411,176	381,307	(a)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.650%	5/16/55	12,829,963	523,788	(a)
GS Mortgage Securities Corp., 2014-2R 3B (1 mo. USD LIBOR + 0.610%)	3.120%	11/26/37	15,882,574	13,816,108	(a)(b)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.760%	11/25/36	21,116,450	15,457,394	(a)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 C	4.444%	11/15/47	3,940,000	3,985,533	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AMS	5.337%	5/15/47	6,310,000	5,908,097

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	21

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (d) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	2,507,403	$1,921,035	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.923%	2/12/49	2,758,057	2,058,169	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.248%	2/15/51	34,600	32,229	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJ	5.503%	1/15/49	16,170,000	3,480,036	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	10,820,000	2,328,746	(b)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. USD LIBOR + 7.218%)	9.706%	9/15/20	2,942,635	2,926,883	(a)(b)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 7.150%)	9.639%	9/15/28	5,545,947	5,589,110	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	1,928,006	1,414,238	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	842,565	618,041	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.154%	9/12/49	1,047,410	675,579	(a)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	393,635	300,928
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	256,709	258,303
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,582,419	1,286,087	(b)
RBSSP Resecuritization Trust, 2013-4 1A2 (1 mo. USD LIBOR + 1.500%)	4.010%	12/26/37	20,694,059	17,298,061	(a)(b)
Residential Accredit Loans Inc., 2005-QS6 A4 (-3.285 x 1 mo. USD LIBOR + 23.000%)	14.819%	5/25/35	1,630,498	1,990,167	(a)
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	3.040%	5/25/37	9,234,972	7,323,386	(a)
TBW Mortgage-Backed Pass-Through Certificates, 2006-3 4A3, IO (-1.000 x 1 mo. USD LIBOR + 7.100%)	4.610%	7/25/36	19,209,825	3,863,052	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	980,000	1,009,648
WF-RBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000	1,580,471	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24, AS	3.931%	11/15/47	1,270,000	1,289,739
Total Collateralized Mortgage Obligations (Cost — $307,160,061)				313,838,551
Senior Loans — 10.8%
Communication Services — 2.1%
Diversified Telecommunication Services — 0.6%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.731%	2/22/24	5,889,000	5,881,639	(a)(e)(f)
Unitymedia Finance LLC, First Lien Term Loan D (1 mo. USD LIBOR + 2.250%)	4.739%	1/15/26	2,020,000	2,011,795	(a)(e)(f)
UnityMedia Hessen GmbH & Co. KG, Term Loan B (1 mo. USD LIBOR + 2.250%)	4.739%	9/30/25	1,800,000	1,793,250	(a)(e)(f)

See Notes to Financial Statements.

22	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.500%)	4.989%	1/15/26	1,394,101	$1,386,956	(a)(e)(f)
Total Diversified Telecommunication Services				11,073,640
Media — 1.3%
CBS Radio Inc., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.243%	11/18/24	5,694,895	5,680,516	(a)(e)(f)(g)
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.500%	4/30/25	2,916,865	2,912,178	(a)(e)(f)
Numericable U.S. LLC, Term Loan B12 (1 mo. USD LIBOR + 3.688%)	6.176%	1/31/26	3,326,336	3,225,508	(a)(e)(f)
Univision Communications Inc., 2017 Term Loan (1 mo. USD LIBOR + 2.750%)	5.243%	3/15/24	7,202,566	6,723,148	(a)(e)(f)
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.500%)	4.989%	1/15/26	3,658,228	3,657,657	(a)(e)(f)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.989%	4/15/25	2,248,000	2,219,199	(a)(e)(f)
Total Media				24,418,206
Wireless Telecommunication Services — 0.2%
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.500%)	5.000%	2/2/24	2,840,374	2,808,348	(a)(e)(f)(g)
Total Communication Services				38,300,194
Consumer Discretionary — 3.0%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Term Loan B (1 mo. USD LIBOR + 2.250%)	4.740%	4/6/24	3,724,694	3,651,113	(a)(e)(f)
Commercial Services & Supplies — 0.1%
Atlantic Aviation FBO Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	6.270%	12/6/25	1,430,000	1,442,477	(a)(e)(f)(g)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.243%	5/2/22	2,621,130	2,617,854	(a)(e)(f)
Hotels, Restaurants & Leisure — 1.9%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. USD LIBOR + 2.250%)	4.743%	2/16/24	2,472,307	2,457,473	(a)(e)(f)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.243%	3/11/25	4,970,738	4,956,238	(a)(e)(f)
Boyd Gaming Corp., Term Loan B (1 week USD LIBOR + 2.250%)	4.664%	9/15/23	2,602,178	2,593,721	(a)(e)(f)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	5.243%	12/23/24	4,955,719	4,950,143	(a)(e)(f)
Four Seasons Hotels Ltd., Term Loan (1 mo. USD LIBOR + 2.000%)	4.493%	11/30/23	3,445,171	3,428,376	(a)(e)(f)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	23

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Golden Nugget Inc., Term Loan B	5.239-5.243%	10/4/23	2,642,454	$2,638,491	(a)(e)(f)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	4.240%	10/25/23	4,187,300	4,192,534	(a)(e)(f)
Scientific Games International Inc., Term Loan B5	5.243-5.329%	8/14/24	5,124,131	5,085,168	(a)(e)(f)
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.500%)	5.000%	6/8/23	2,669,466	2,652,216	(a)(e)(f)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. USD LIBOR + 1.750%)	4.243%	5/30/25	1,775,550	1,770,557	(a)(e)(f)
Total Hotels, Restaurants & Leisure				34,724,917
Specialty Retail — 0.7%
Academy Ltd., Term Loan	6.509-6.514%	7/1/22	2,903,665	2,032,566	(a)(e)(f)
CWGS Group LLC, Term Loan	5.243-5.264%	11/8/23	647,707	615,321	(a)(e)(f)
Michaels Stores Inc., 2018 Term Loan B	4.981-4.993%	1/30/23	1,973,907	1,963,445	(a)(e)(f)
Party City Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	5.000%	8/19/22	3,169,895	3,162,763	(a)(e)(f)
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 3.000%)	5.520%	3/11/22	5,183,924	4,433,333	(a)(e)(f)
Total Specialty Retail				12,207,428
Total Consumer Discretionary				54,643,789
Consumer Staples — 0.4%
Food & Staples Retailing — 0.2%
Albertson’s LLC, 2018 Term Loan B7 (1 mo. USD LIBOR + 3.000%)	5.493%	11/17/25	1,935,190	1,928,417	(a)(e)(f)
Albertson’s LLC, Replacement 2017-1 Term Loan B6 (1 mo. USD LIBOR + 3.000%)	5.479%	6/22/23	2,010,598	2,005,572	(a)(e)(f)
Total Food & Staples Retailing				3,933,989
Food Products — 0.2%
Post Holdings Inc., Term Loan A (1 mo. USD LIBOR + 2.000%)	4.490%	5/24/24	3,115,193	3,111,336	(a)(e)(f)
Total Consumer Staples				7,045,325
Financials — 0.1%
Capital Markets — 0.0%
RPI Finance Trust, Term Loan B6 (1 mo. USD LIBOR + 2.000%)	4.493%	3/27/23	733,833	733,833	(a)(e)(f)
Insurance — 0.1%
Asurion LLC, Term Loan B7	—	11/3/24	1,520,000	1,521,900	(h)
Total Financials				2,255,733

See Notes to Financial Statements.

24	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 1.9%
Health Care Equipment & Supplies — 0.2%
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.750%)	6.243%	10/10/25	4,160,000	$4,015,049	(a)(e)(f)
Health Care Providers & Services — 0.9%
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 3.250%)	5.744%	4/28/22	1,811,948	1,759,854	(a)(e)(f)
HCA Inc., Term Loan B10 (1 mo. USD LIBOR + 2.000%)	4.493%	3/13/25	1,849,149	1,851,268	(a)(e)(f)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.993%	8/18/22	3,978,177	3,967,774	(a)(e)(f)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.981%	11/17/25	4,000,000	3,993,752	(a)(e)(f)
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.750%)	5.553%	6/7/23	5,098,781	5,056,824	(a)(e)(f)
Total Health Care Providers & Services				16,629,472
Health Care Technology — 0.5%
AthenaHealth Inc., Term Loan B (3 mo. USD LIBOR + 4.500%)	7.197%	2/7/26	4,810,000	4,767,912	(a)(e)(f)
Change Healthcare Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	5.243%	3/1/24	3,453,001	3,431,958	(a)(e)(f)
Total Health Care Technology				8,199,870
Pharmaceuticals — 0.3%
Bausch Health Cos. Inc., Term Loan (1 mo. USD LIBOR + 3.000%)	5.512%	6/2/25	3,606,752	3,613,064	(a)(e)(f)
Catalent Pharma Solutions Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	4.743%	5/20/24	1,804,245	1,800,637	(a)(e)(f)
Total Pharmaceuticals				5,413,701
Total Health Care				34,258,092
Industrials — 1.1%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.480%	1/15/25	994,709	995,269	(a)(e)(f)
XPO Logistics Inc., Term Loan (1 mo. USD LIBOR + 2.000%)	4.493%	2/24/25	3,285,835	3,259,821	(a)(e)(f)
Total Air Freight & Logistics				4,255,090
Building Products — 0.1%
Quikrete Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.750%)	5.243%	11/15/23	1,401,133	1,384,786	(a)(e)(f)
Commercial Services & Supplies — 0.1%
ServiceMaster Co. LLC, Term Loan C (1 mo. USD LIBOR + 2.500%)	4.993%	11/8/23	1,625,118	1,625,118	(a)(e)(f)
Professional Services — 0.2%
Trans Union LLC, 2017 Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.493%	4/10/23	3,128,684	3,116,951	(a)(e)(f)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	25

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.5%
Beacon Roofing Supply Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	4.767%	1/2/25	5,662,930	$5,622,582	(a)(e)(f)
BrightView Landscapes LLC, Term Loan (3 mo. USD LIBOR + 2.500%)	5.000%	8/15/25	3,184,000	3,181,972	(a)(e)(f)
Total Trading Companies & Distributors				8,804,554
Transportation Infrastructure — 0.0%
Flying Fortress Holdings LLC, Term Loan (3 mo. USD LIBOR + 1.750%)	4.553%	10/31/22	1,200,000	1,200,450	(a)(e)(f)
Total Industrials				20,386,949
Information Technology — 0.9%
IT Services — 0.4%
First Data Corp., 2024 Term Loan (1 mo. USD LIBOR + 2.000%)	4.490%	4/26/24	4,984,410	4,983,931	(a)(e)(f)
McAfee LLC, Term Loan B	—	9/30/24	2,360,000	2,368,850	(h)
Total IT Services				7,352,781
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2018 Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.243%	3/31/23	2,650,184	2,646,161	(a)(e)(f)
Software — 0.2%
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.500%	9/7/23	3,477,337	3,471,252	(a)(e)(f)
Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	4.231%	4/29/23	4,201,182	4,139,878	(a)(e)(f)
Total Information Technology				17,610,072
Materials — 0.5%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. USD LIBOR + 2.000%)	4.493%	10/31/23	3,091,902	3,078,053	(a)(e)(f)
Containers & Packaging — 0.4%
Berry Global Inc., Term Loan Q (2 mo. USD LIBOR + 2.000%)	4.610%	10/3/22	3,171,998	3,168,474	(a)(e)(f)
Reynolds Group Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.750%)	5.243%	2/5/23	3,867,358	3,855,965	(a)(e)(f)
Total Containers & Packaging				7,024,439
Total Materials				10,102,492
Real Estate — 0.8%
Equity Real Estate Investment Trusts (REITs) — 0.3%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.493%	3/21/25	4,497,080	4,482,092	(a)(e)(f)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.481%	12/20/24	950,000	946,200	(a)(e)(f)
Total Equity Real Estate Investment Trusts (REITs)				5,428,292

See Notes to Financial Statements.

26	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.250%)	4.743%	4/18/24	6,399,803	$6,346,806	(a)(e)(f)
Realogy Group LLC, 2025 Term Loan (1 mo. USD LIBOR + 2.250%)	4.739%	2/7/25	3,639,238	3,560,768	(a)(e)(f)
Total Real Estate Management & Development				9,907,574
Total Real Estate				15,335,866
Total Senior Loans (Cost — $202,763,896)				199,938,512
U.S. Government & Agency Obligations — 8.3%
U.S. Government Obligations — 8.3%
U.S. Treasury Bonds	3.750%	11/15/43	31,910,000	35,645,713
U.S. Treasury Bonds	3.000%	5/15/47	50,000,000	49,224,609
U.S. Treasury Notes	1.250%	8/31/19	65,000,000	64,586,133
U.S. Treasury Notes	2.625%	7/31/20	3,550,000	3,553,675
U.S. Treasury Notes	1.875%	4/30/22	30,000	29,447
U.S. Treasury Notes	2.250%	11/15/25	760,000	743,197
Total U.S. Government & Agency Obligations (Cost — $153,894,633)				153,782,774
Asset-Backed Securities — 5.5%
Ameriquest Mortgage Securities Inc., 2004-R7 M3 (1 mo. USD LIBOR + 1.020%)	3.510%	8/25/34	1,942,083	1,940,882	(a)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	2.890%	7/25/36	29,550,000	27,465,570	(a)(b)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	3.990%	10/25/37	8,350,000	8,323,409	(a)(b)
Fremont Home Loan Trust, 2006-B 1A (1 mo. USD LIBOR + 0.150%)	2.640%	8/25/36	17,807,382	8,797,053	(a)
GSAMP Trust, 2005-SEA1 M2 (1 mo. USD LIBOR + 0.900%)	3.390%	1/25/35	4,725,750	4,510,650	(a)(b)
JPMorgan Mortgage Acquisition Trust, 2007-CH4 M2 (1 mo. USD LIBOR + 0.240%)	2.730%	5/25/37	25,250,000	20,539,456	(a)
KKR Financial CLO Ltd., 2017-A (3 mo. USD LIBOR + 1.340%)	4.127%	4/15/29	2,000,000	1,999,252	(a)(b)
PFCA Home Equity Investment Trust, 2003-IFC5 A	4.236%	1/22/35	17,962,534	18,330,680	(a)(b)
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	2.840%	8/25/36	8,810,000	8,703,872	(a)
Residential Asset Securities Corp., 2004-KS9 AI5	5.830%	10/25/34	1,203,006	1,175,250
Total Asset-Backed Securities (Cost — $100,024,190)				101,786,074

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	27

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.1%
Australian Dollar Futures, Call @ $71.50		3/8/19	108	108,000	$19,440
Australian Dollar Futures, Call @ $71.50		4/5/19	100	100,000	54,000
Australian Dollar Futures, Call @ $72.00		4/5/19	50	50,000	18,000
Canadian Dollar Futures, Call @ $76.00		3/8/19	100	100,000	39,000
Canadian Dollar Futures, Put @ $75.50		4/5/19	105	105,000	30,450
Euro-Bund Futures, Call @ 170.00 EUR		4/26/19	2,615	261,500,000	59,489
Euro-Bund Futures, Call @ 170.50 EUR		4/26/19	4,166	416,600,000	94,772
Euro-Bund Futures, Put @ 163.50 EUR		3/22/19	139	13,900,000	164,430
Euro-Bund Futures, Put @ 164.00 EUR		3/22/19	46	4,600,000	73,775
Japanese Yen Futures, Call @ $89.00		3/8/19	50	62,500	56,875
U.S. Treasury 2-Year Notes Futures, Put @ $105.13		4/26/19	194	388,000	3,031
U.S. Treasury 2-Year Notes Futures, Put @ $105.25		5/24/19	3,188	6,376,000	149,441
U.S. Treasury 5-Year Notes Futures, Put @ $111.50		4/26/19	1,247	1,247,000	29,227
U.S. Treasury 5-Year Notes Futures, Put @ $112.00		4/26/19	3,731	3,731,000	87,447
U.S. Treasury 5-Year Notes Futures, Put @ $112.25		4/26/19	4,643	4,643,000	145,094
U.S. Treasury 10-Year Notes Futures, Put @ $117.50		4/26/19	8,010	8,010,000	250,313
U.S. Treasury Long-Term Bond Futures, Call @ $162.00		4/26/19	238	238,000	7,438
Total Exchange-Traded Purchased Options					1,282,222

	Counterparty
OTC Purchased Options — 0.2%
U.S. Dollar/Australian Dollar, Put @ 0.74 AUD	Citibank N.A.	4/2/19	91,220,000	91,220,000	57,413
U.S. Dollar/Canadian Dollar, Put @ 1.30 CAD	JPMorgan Chase & Co.	3/29/19	46,900,000	46,900,000	143,888
U.S. Dollar/Euro, Call @ $1.14	Citibank N.A.	11/4/19	204,623,990	204,623,990	2,876,944
U.S. Dollar/Mexican Peso, Put @ 19.00 MXN	Citibank N.A.	4/11/19	115,940,000	115,940,000	578,800
Total OTC Purchased Options					3,657,045
Total Purchased Options (Cost — $7,822,489)					4,939,267

See Notes to Financial Statements.

28	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate		Shares		Value
Preferred Stocks — 0.1%
Financials — 0.1%
Banks — 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $818,341)	8.469%		32,991		$857,436	(a)
Total Investments before Short-Term Investments (Cost — $1,541,929,811)					1,497,013,480

		Maturity Date	Face Amount†
Short-Term Investments — 13.7%
U.S. Government Agencies — 9.4%
Federal Home Loan Bank (FHLB), Discount Notes	2.349%	3/29/19	19,000,000		18,964,983	(i)
Federal Home Loan Bank (FHLB), Discount Notes	2.422%	4/24/19	82,000,000		81,704,800	(i)
Federal Home Loan Bank (FHLB), Discount Notes	2.424%	4/26/19	45,000,000		44,832,015	(i)
Federal Home Loan Bank (FHLB), Discount Notes	2.453%	5/29/19	29,000,000		28,827,218	(i)
Total U.S. Government Agencies (Cost — $174,325,160)					174,329,016
Sovereign Bonds — 0.1%
Argentina Treasury Bill (Cost — $1,251,585)	(89.597)%	3/29/19	40,460,000	ARS	1,237,666	(i)

			Shares
Overnight Deposits — 4.2%
BNY Mellon Cash Reserve Fund (Cost — $77,511,552)	0.850%		77,511,552		77,511,552
Total Short-Term Investments (Cost — $253,088,297)					253,078,234
Total Investments — 94.9% (Cost — $1,795,018,108)					1,750,091,714
Other Assets in Excess of Liabilities — 5.1%					94,422,434
Total Net Assets — 100.0%					$1,844,514,148

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	29

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	All or a portion of this loan is unfunded as of February 28, 2019. The interest rate for fully unfunded term loans is to be determined.

(i)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CNY	— Chinese Yuan Renminbi

EUR	— Euro

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Euro Futures, Call	4/5/19	$1.16		175	$21,875,000	$109,375
Euro-Bund Futures, Put	3/22/19	162.50	EUR	56	5,600,000	31,848
Total Exchange-Traded Written Options (Premiums received — $120,775)						$141,223

OTC Written Options
	Counterparty
U.S. Dollar/Mexican Peso, Call (Premiums received — $1,540,031)	Citibank N.A.	4/11/19	20.00	MXN	115,940,000	$115,940,000	$549,656
Total Written Options (Premiums received — $1,660,806)							$690,879

Abbreviations used in this schedule:

EUR	— Euro

MXN	— Mexican Peso

See Notes to Financial Statements.

30	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

At February 28, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian Dollar	1,017	3/19	$72,921,603	$72,156,150	$(765,453)
British Pound	289	3/19	22,740,904	23,983,388	1,242,484
Canadian Dollar	525	3/19	39,233,653	39,968,250	734,597
Euro	426	3/19	61,053,978	60,670,388	(383,590)
Euro	175	6/19	25,081,219	25,113,594	32,375
Euro-Bobl	249	3/19	37,457,081	37,589,629	132,548
Euro-BTP	1,157	3/19	157,831,843	168,767,642	10,935,799
Euro-BTP	236	6/19	33,874,424	33,930,588	56,164
Japanese Yen	127	3/19	14,137,798	14,267,656	129,858
Mexican Peso	1,625	3/19	41,000,073	42,030,625	1,030,552
U.S. Treasury 2-Year Notes	3,361	6/19	713,701,563	713,188,446	(513,117)
U.S. Treasury 5-Year Notes	9,421	6/19	1,081,184,973	1,079,293,312	(1,891,661)
U.S. Treasury 10-Year Notes	8,118	6/19	993,366,583	990,396,000	(2,970,583)
U.S. Treasury Ultra Long-Term Bonds	1,491	6/19	241,089,567	237,954,281	(3,135,286)
					4,634,687
Contracts to Sell:
Australian Dollar	63	6/19	4,488,213	4,475,520	12,693
Euro-Bund	6,762	6/19	1,255,387,101	1,251,935,184	3,451,917
Euro-Buxl	310	3/19	62,799,328	64,894,252	(2,094,924)
Japanese 10-Year Bonds	97	3/19	132,118,064	132,918,674	(800,610)
U.S. Treasury Long-Term Bonds	263	6/19	38,267,122	37,995,281	271,841
United Kingdom Long Gilt Bonds	278	6/19	46,983,995	46,381,956	602,039
					1,442,956
Net unrealized appreciation on open futures contracts					$6,077,643

At February 28, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	92,270,000	USD	2,085,358	Citibank N.A.	3/26/19	$215,954
ARS	180,890,000	USD	4,130,852	Goldman Sachs Group Inc.	3/26/19	380,738
CAD	21,500,000	USD	16,372,432	Barclays Bank PLC	4/1/19	(21,632)
USD	16,373,467	CAD	21,500,000	JPMorgan Chase & Co.	4/1/19	22,667
ARS	209,000,000	USD	5,000,000	Citibank N.A.	4/8/19	145,080
USD	6,004,740	MXN	116,373,380	Citibank N.A.	4/15/19	12,900
USD	75,793,026	MXN	1,469,983,000	Citibank N.A.	4/15/19	106,439

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	31

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	3,944,830,000	USD	55,608,370	Barclays Bank PLC	4/16/19	$(493,543)
BRL	306,923,700	USD	82,737,681	Barclays Bank PLC	4/17/19	(1,292,145)
CAD	418,953,646	USD	315,653,034	Barclays Bank PLC	4/17/19	3,077,254
EUR	4,500,000	USD	5,096,434	Barclays Bank PLC	4/17/19	43,244
TWD	20,237,600	USD	660,367	Barclays Bank PLC	4/17/19	(558)
USD	59,334,564	AUD	82,900,185	Barclays Bank PLC	4/17/19	482,786
USD	30,259,450	CNH	208,300,000	Barclays Bank PLC	4/17/19	(825,965)
USD	72,191,769	CNY	497,820,000	Barclays Bank PLC	4/17/19	(2,261,052)
USD	3,444,618	EUR	3,000,000	Barclays Bank PLC	4/17/19	18,166
USD	72,494	JPY	8,000,000	Barclays Bank PLC	4/17/19	438
ZAR	284,980,000	USD	20,341,185	Barclays Bank PLC	4/17/19	(238,166)
BRL	4,210,000	USD	1,123,137	Citibank N.A.	4/17/19	(5,968)
BRL	78,890,000	USD	21,046,145	Citibank N.A.	4/17/19	(111,827)
BRL	179,130,000	USD	47,788,007	Citibank N.A.	4/17/19	(253,917)
CAD	122,560,342	USD	91,740,972	Citibank N.A.	4/17/19	1,500,115
EUR	3,000,000	USD	3,448,995	Citibank N.A.	4/17/19	(22,543)
EUR	5,000,000	USD	5,778,280	Citibank N.A.	4/17/19	(67,527)
EUR	5,000,000	USD	5,722,765	Citibank N.A.	4/17/19	(12,012)
GBP	49,574,779	USD	63,628,237	Citibank N.A.	4/17/19	2,291,782
IDR	1,993,014,230,000	USD	136,878,145	Citibank N.A.	4/17/19	4,101,269
JPY	11,186,923,052	USD	104,138,024	Citibank N.A.	4/17/19	(3,377,669)
MXN	2,975,187,753	USD	153,342,014	Citibank N.A.	4/17/19	(204,619)
RUB	4,060,007,110	USD	59,842,392	Citibank N.A.	4/17/19	1,311,758
USD	1,199,451	COP	3,841,181,900	Citibank N.A.	4/17/19	(44,006)
USD	4,550,628	EUR	4,000,000	Citibank N.A.	4/17/19	(17,975)
USD	4,588,772	EUR	4,000,000	Citibank N.A.	4/17/19	20,169
USD	4,837,539	EUR	4,200,000	Citibank N.A.	4/17/19	40,506
USD	6,903,570	EUR	6,000,000	Citibank N.A.	4/17/19	50,666
USD	11,352,124	EUR	10,000,000	Citibank N.A.	4/17/19	(69,383)
USD	28,549,474	EUR	24,595,162	Citibank N.A.	4/17/19	458,093
USD	125,024,958	JPY	13,431,890,719	Citibank N.A.	4/17/19	4,044,232
USD	42,983,043	MXN	832,689,000	Citibank N.A.	4/17/19	123,286
BRL	78,710,000	USD	21,012,307	JPMorgan Chase & Co.	4/17/19	(125,754)
BRL	494,390,000	USD	131,876,017	JPMorgan Chase & Co.	4/17/19	(684,264)
USD	68,899,735	PHP	3,638,595,000	JPMorgan Chase & Co.	4/17/19	(1,186,687)
Total						$7,130,330

See Notes to Financial Statements.

32	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Abbreviations used in this table:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At February 28, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6,858,660,000	MXN	4/5/21	28-Day MXN TIIE - Banxico every 28 days	7.351% every 28 days	$(37,645)	$(5,481,359)
93,558,000	GBP	10/26/21	1.271% semi-annually	6-month GBP LIBOR semi-annually	45,417	(153,343)
458,118,000	GBP	10/30/21	1.385% annually	3-month GBP LIBOR annually	(164,305)	(696,019)
4,754,000,000	MXN	4/6/22	28-Day MXN TIIE - Banxico every 28 days	7.330% every 28 days	(87,874)	(4,959,877)
27,390,000		11/15/43	2.950% semi-annually	3-month USD LIBOR quarterly	(335,824)	120,971
9,153,500	EUR	8/23/47	1.498% annually	6-month Euribor - Reuters semi-annually	(10,388)	(516,216)
Total					$(590,619)	$(11,685,843)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	33

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series EC Fund

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	707,924,000	BRL	1/2/20	BRL-CDI**	8.410	%**	—	$4,865,530
Citibank N.A.	144,200,000	BRL	1/2/20	BRL-CDI**	8.410	%**	$19,567	972,555
Citibank N.A.	245,300,000	BRL	1/2/20	BRL-CDI**	8.410	%**	125,393	1,636,586
Citibank N.A.	160,100,000	BRL	1/2/20	BRL-CDI**	8.410	%**	50,962	1,094,498
Citibank N.A.	75,176,000	BRL	1/2/20	BRL-CDI**	8.410	%**	45,299	492,559
Total							$241,221	$9,061,728

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX NA.HY.31 Index	$184,259,600	12/20/23	5.000% quarterly	$11,480,663	$7,701,515	$3,779,148
Markit CDX.NA.IG.31 Index	196,957,000	12/20/23	1.000% quarterly	3,507,410	3,156,827	350,583
Total	$381,216,600			$14,988,073	$10,858,342	$4,129,731

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Financial Statements.

34	Western Asset SMASh Series EC Fund 2019 Annual Report

Western Asset SMASh Series EC Fund

Abbreviations used in this table:

BRL	— Brazilian Real

EUR	— Euro

Euribor	— Euro Interbank Offered Rate

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	35

Statement of assets and liabilities

February 28, 2019

Assets:
Investments, at value (Cost — $1,795,018,108)	$1,750,091,714
Foreign currency, at value (Cost — $23,499,990)	23,455,509
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $36,565,953)	36,810,127
Deposits with brokers for open futures contracts and exchange-traded options	25,549,878
Unrealized appreciation on forward foreign currency contracts	18,447,542
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $11,897,901)	12,598,787
Interest receivable	11,767,283
Deposits with brokers for centrally cleared swap contracts	11,030,787
OTC swaps, at value (premiums paid — $241,221)	9,302,949
Receivable for securities sold	6,517,381
Receivable for Fund shares sold	5,589,845
Deposits with brokers for OTC derivatives	4,520,000
Receivable from investment manager	81,605
Prepaid expenses	51,408
Total Assets	1,915,814,815

Liabilities:
Payable for securities purchased	56,025,730
Unrealized depreciation on forward foreign currency contracts	11,317,212
Payable for Fund shares repurchased	1,119,133
Payable to broker — variation margin on open futures contracts	1,109,319
Written options, at value (premiums received — $1,660,806)	690,879
Payable to broker for option premiums	360,617
Payable to broker — variation margin on centrally cleared swap contracts	329,585
Due to broker	64,674
Trustees’ fees payable	4,047
Accrued expenses	279,471
Total Liabilities	71,300,667
Total Net Assets	$1,844,514,148

Net Assets:
Par value (Note 5)	$2,071
Paid-in capital in excess of par value	1,927,432,276
Total distributable earnings (loss)	(82,920,199)
Total Net Assets	$1,844,514,148

Shares Outstanding	207,081,750

Net Asset Value	$8.91

See Notes to Financial Statements.

36	Western Asset SMASh Series EC Fund 2019 Annual Report

Statement of operations

For the Year Ended February 28, 2019

Investment Income:
Interest	$89,461,277
Dividends	67,453
Total Investment Income	89,528,730

Expenses:
Custody fees	194,525
Fund accounting fees	137,363
Registration fees	91,128
Legal fees	90,222
Audit and tax fees	51,663
Trustees’ fees	48,287
Shareholder reports	27,082
Transfer agent fees	22,641
Insurance	20,533
Commitment fees (Note 6)	19,263
Interest expense	230
Miscellaneous expenses	37,165
Total Expenses	740,102
Less: Fee waivers and/or expense reimbursements (Note 2)	(740,102)
Net Expenses	—
Net Investment Income	89,528,730

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(20,275,344)
Futures contracts	(26,364,629)
Written options	7,521,463
Swap contracts	1,075,101
Forward foreign currency contracts	(18,052,695)
Foreign currency transactions	11,403,107
Net Realized Loss	(44,692,997)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(43,207,676)
Futures contracts	7,508,527
Written options	(405,318)
Swap contracts	(1,587,710)
Forward foreign currency contracts	17,090,440
Foreign currencies	965,472
Change in Net Unrealized Appreciation (Depreciation)	(19,636,265)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(64,329,262)
Increase in Net Assets From Operations	$25,199,468

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	37

Statements of changes in net assets

For the Years Ended February 28,	2019	2018

Operations:
Net investment income	$89,528,730	$67,580,136
Net realized gain (loss)	(44,692,997)	21,532,385
Change in net unrealized appreciation (depreciation)	(19,636,265)	(1,259,768)
Increase in Net Assets From Operations	25,199,468	87,852,753

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(79,543,999)	(108,569,532)
Decrease in Net Assets From Distributions to Shareholders	(79,543,999)	(108,569,532)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	653,949,117	919,760,233
Cost of shares repurchased	(489,904,681)	(247,524,714)
Increase in Net Assets From Fund Share Transactions	164,044,436	672,235,519
Increase in Net Assets	109,699,905	651,518,740

Net Assets:
Beginning of year	1,734,814,243	1,083,295,503
End of year(b)	$1,844,514,148	$1,734,814,243

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended February 28, 2018, distributions from net investment income were $108,569,532.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended February 28, 2018, end of year net assets included undistributed net investment income of $17,315,447.

See Notes to Financial Statements.

38	Western Asset SMASh Series EC Fund 2019 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2019[1]	2018[1]	2017[1,2]	2016[1,3]	2015[1,3]	2014[1,3]

Net asset value, beginning of year	$9.18	$9.20	$9.42	$9.14	$9.59	$9.32

Income (loss) from operations:
Net investment income	0.44	0.45	0.15	0.47	0.46	0.40
Net realized and unrealized gain (loss)	(0.31)	0.23	(0.04)	0.31	(0.28)	0.46
Total income from operations	0.13	0.68	0.11	0.78	0.18	0.86

Less distributions from:
Net investment income	(0.40)	(0.70)	(0.19)	(0.46)	(0.56)	(0.59)
Net realized gains	—	—	(0.14)	(0.04)	(0.07)	—
Total distributions	(0.40)	(0.70)	(0.33)	(0.50)	(0.63)	(0.59)

Net asset value, end of year	$8.91	$9.18	$9.20	$9.42	$9.14	$9.59
Total return[4]	1.44%	7.49%	1.19%	8.88%	1.99%	9.59%

Net assets, end of year (millions)	$1,845	$1,735	$1,083	$995	$585	$273

Ratios to average net assets:
Gross expenses[5]	0.04%	0.04%	0.04%[6]	0.05%	0.05%	0.12%
Net expenses[7,8]	0.00	0.00	0.00 [6]	0.00	0.00	0.00
Net investment income	5.09	4.80	5.00 [6]	5.17	4.94	4.34

Portfolio turnover rate	37%	26%	13%	36%	59%	69%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

40	Western Asset SMASh Series EC Fund 2019 Annual Report

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

Western Asset SMASh Series EC Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$407,187,112	—	$407,187,112
Corporate bonds & notes	—	314,683,754	—	314,683,754
Collateralized mortgage obligations	—	313,838,551	—	313,838,551
Senior loans:
Communication services	—	29,811,330	$8,488,864	38,300,194
Consumer discretionary	—	53,201,312	1,442,477	54,643,789
Other senior loans	—	106,994,529	—	106,994,529
U.S. government & agency obligations	—	153,782,774	—	153,782,774
Asset-backed securities	—	101,786,074	—	101,786,074
Purchased options:
Exchange-traded purchased options	$1,282,222	—	—	1,282,222
OTC purchased options	—	3,657,045	—	3,657,045
Preferred stocks	857,436	—	—	857,436
Total long-term investments	2,139,658	1,484,942,481	9,931,341	1,497,013,480
Short-term investments†:
U.S. government agencies	—	174,329,016	—	174,329,016
Overnight deposits	—	77,511,552	—	77,511,552
Sovereign bonds	—	1,237,666	—	1,237,666
Total short-term investments	—	253,078,234	—	253,078,234
Total investments	$2,139,658	$1,738,020,715	$9,931,341	$1,750,091,714
Other financial instruments:
Futures contracts	$18,632,867	—	—	$18,632,867
Forward foreign currency contracts	—	$18,447,542	—	18,447,542
Centrally cleared interest rate swaps	—	120,971	—	120,971
OTC interest rate swaps‡	—	9,302,949	—	9,302,949
Centrally cleared credit default swaps on credit indices — sell protection	—	4,129,731	—	4,129,731
Total other financial instruments	$18,632,867	$32,001,193	—	$50,634,060
Total	$20,772,525	$1,770,021,908	$9,931,341	$1,800,725,774

42	Western Asset SMASh Series EC Fund 2019 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$141,223	—	—	$141,223
OTC written options	—	$549,656	—	549,656
Futures contracts	12,555,224	—	—	12,555,224
Forward foreign currency contracts	—	11,317,212	—	11,317,212
Centrally cleared interest rate swaps	—	11,806,814	—	11,806,814
Total	$12,696,447	$23,673,682	—	$36,370,129

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

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Notes to financial statements (cont’d)

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

44	Western Asset SMASh Series EC Fund 2019 Annual Report

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

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Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2019, the total notional value of all credit default swaps to sell protection was $381,216,600. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

46	Western Asset SMASh Series EC Fund 2019 Annual Report

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset SMASh Series EC Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

48	Western Asset SMASh Series EC Fund 2019 Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by

Western Asset SMASh Series EC Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

(i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2019, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $11,866,868. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As

50	Western Asset SMASh Series EC Fund 2019 Annual Report

of February 28, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $4,520,000, which could be used to reduce the required payment.

At February 28, 2019, the Fund held non-cash collateral from Citibank N.A. and Goldman Sachs Group Inc. in the amount of $19,081,111 and $368,576, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset SMASh Series EC Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers.

LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended February 28, 2019, fees waived and/or expenses reimbursed amounted to $740,102.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$431,091,339	$108,363,901
Sales	614,039,282	12,129,134

52	Western Asset SMASh Series EC Fund 2019 Annual Report

At February 28, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,803,207,858	$38,003,000	$(91,119,144)	$(53,116,144)
Swap contracts	10,508,944	13,312,430	(11,806,814)	1,505,616
Written options	(1,660,806)	990,375	(20,448)	969,927
Futures contracts	—	18,632,867	(12,555,224)	6,077,643
Forward foreign currency contracts	—	18,447,542	(11,317,212)	7,130,330

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,064,457	$3,874,810	—	$4,939,267
Futures contracts[3]	15,450,308	3,182,559	—	18,632,867
OTC swap contracts[4]	9,302,949	—	—	9,302,949
Centrally cleared swap contracts[5]	120,971	—	$4,129,731	4,250,702
Forward foreign currency contracts	—	18,447,542	—	18,447,542
Total	$25,938,685	$25,504,911	$4,129,731	$55,573,327

LIABILITY DERIVATIVES[1]
		Interest Rate Risk	Foreign Exchange Risk	Total
Written options		$31,848	$659,031	$690,879
Futures contracts[3]		11,406,181	1,149,043	12,555,224
Centrally cleared swap contracts[5]		11,806,814	—	11,806,814
Forward foreign currency contracts		—	11,317,212	11,317,212
Total		$23,244,843	$13,125,286	$36,370,129

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset SMASh Series EC Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

The following tables provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,746,983)	$(11,776,629)	—	$(14,523,612)
Written options	383,347	7,138,116	—	7,521,463
Futures contracts	(27,723,866)	1,359,237	—	(26,364,629)
Swap contracts	(2,749,285)	—	$3,824,386	1,075,101
Forward foreign currency contracts	—	(18,052,695)	—	(18,052,695)
Total	$(32,836,787)	$(21,331,971)	$3,824,386	$(50,344,372)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$182,383	$(3,685,349)	—	$(3,502,966)
Written options	(13,435)	(391,883)	—	(405,318)
Futures contracts	3,294,112	4,214,415	—	7,508,527
Swap contracts	(6,097,542)	—	$4,509,832	(1,587,710)
Forward foreign currency contracts	—	17,090,440	—	17,090,440
Total	$(2,634,482)	$17,227,623	$4,509,832	$19,102,973

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 28, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$4,299,150
Written options	867,858
Futures contracts (to buy)	3,465,973,756
Futures contracts (to sell)	1,737,395,672
Forward foreign currency contracts (to buy)	1,194,161,705
Forward foreign currency contracts (to sell)	624,699,598

54	Western Asset SMASh Series EC Fund 2019 Annual Report

Average Notional Balance
Interest rate swap contracts	$1,000,389,751
Credit default swap contracts (to buy protection)	65,550,769
Credit default swap contracts (to sell protection)	365,131,015

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$3,621,888	$(5,133,061)	$(1,511,173)	$3,780,000	$2,268,827
Citibank N.A.	27,238,355	(4,737,102)	22,501,253	(19,081,111)	3,420,142
Goldman Sachs Group Inc.	380,738	—	380,738	(368,576)	12,162
JPMorgan Chase & Co.	166,555	(1,996,705)	(1,830,150)	740,000	(1,090,150)
Total	$31,407,536	$(11,866,868)	$19,540,668	$(14,929,687)	$4,610,981

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At February 28, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of each Fund were as follows:

	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	74,565,904	97,532,257
Shares repurchased	(56,511,941)	(26,266,010)
Net increase	18,053,963	71,266,247

6. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund

Western Asset SMASh Series EC Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2019, the Fund incurred a commitment fee in the amount of $19,263. The Fund did not utilize the Redemption Facility during the year ended February 28, 2019.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$79,543,999	$108,569,532

As of February 28, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$24,820,315
Deferred capital losses*	(59,290,704)
Other book/tax temporary differences(a)	(11,908,333)
Unrealized appreciation (depreciation)(b)	(36,541,477)
Total accumulated earnings (losses) — net	$(82,920,199)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures, foreign currency and options contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax basis adjustments.

8. Recent accounting pronouncement

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

56	Western Asset SMASh Series EC Fund 2019 Annual Report

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2019 Annual Report	57

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series EC Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series EC Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended February 28, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

58	Western Asset SMASh Series EC Fund 2019 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series EC Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

Western Asset SMASh Series EC Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

60	Western Asset SMASh Series EC Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on information provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2018 was below the median and its performance for the 3-, 5- and 10-year periods ended June 30, 2018 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Western Asset SMASh Series EC Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement is expected to continue through December 2020. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset SMASh Series EC Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset SMASh Series EC Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

64	Western Asset SMASh Series EC Fund

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset SMASh Series EC Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

66	Western Asset SMASh Series EC Fund

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Western Asset SMASh Series EC Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

68	Western Asset SMASh Series EC Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2019:

Record date	Monthly	Monthly
Payable date	March 2018 - December 2018	January 2019 - February 2019
Interest from Federal Obligations	3.64%	5.31%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset SMASh Series EC Fund	69

Western Asset

SMASh Series EC Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018. known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series EC Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010550 4/19 SR19-3590

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2018 and February 28, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $101,478 in February 28, 2018 and $137,417 in February 28, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,707 in February 28, 2018 and $0 in February 28, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,340 in February 28, 2018 and $0 in February 28, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2018 and $0 in February 28, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2018 and February 28, 2019; Tax Fees were 100% and 100% for February 28, 2018 and February 28, 2019; and Other Fees were 100% and 100% for February 28, 2018 and February 28, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $432,645 in February 28, 2018 and $678,000 in February 28, 2019.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: April 25, 2019